                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 2, 1999
                                                         -----------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                  State or Other Jurisdiction of Incorporation)


               1-9997                                    59-2898045
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     (Commission File Number)              (IRS Employer Identification No.)

     8880 FREEDOM CROSSING TRAIL
       JACKSONVILLE, FLORIDA                                32256
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (904) 732-1000
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              (Registrant's Telephone Number, Including Area Code)


                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)


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ITEM 5.  OTHER EVENTS.

      Reference is made to copies of loan documents dated as of September 2, 1999 evidencing a $45 million secured loan with Northwestern Mutual Life Insurance Company ("Northwestern"), which documents are filed as Exhibits 10(j)(6) through 10(j)(13) to this report. These exhibits are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  ------            ----------------------
                  10(j)(6)          Koger Equity, Inc. Tranche C Promissory
                                    Note, dated September 2, 1999, in the
                                    principal amount of $14,700,000 payable to
                                    Northwestern.
                  10(j)(7)          Koger Equity, Inc. Tranche D Promissory
                                    Note, dated September 2, 1999, in the
                                    principal amount of $30,300,000 payable to
                                    Northwestern.
                  10(j)(8)          Master Lien Instrument from Koger Equity,
                                    Inc. to Northwestern, dated September 2,
                                    1999, for Duval, Leon, Orange and Pinellas
                                    Counties, Florida, Greenville County, South
                                    Carolina, Shelby County, Tennessee, and
                                    Bexar, El Paso and Travis Counties, Texas.
                  10(j)(9)          Leasehold Deed of Trust and Security
                                    Agreement, dated September 2, 1999, between
                                    Koger Equity, Inc., and John S. Shoaf, Jr.
                                    ("Trustee"), and Northwestern for Shelby
                                    County, Tennessee.
                  10(j)(10)         IDB Deed of Trust and Security Agreement,
                                    dated September 2, 1999, between the
                                    Industrial Development Board of the City of
                                    Memphis and County of Shelby, Koger Equity,
                                    Inc., and Trustee and Northwestern for
                                    Shelby County, Tennessee.
                  10(j)(11)         Absolute Assignment of Leases and Rents from
                                    Koger Equity, Inc. to Northwestern, dated
                                    September 2, 1999, for Duval, Leon, Orange
                                    and Pinellas Counties, Florida, Greenville
                                    County, South Carolina, Shelby County,
                                    Tennessee, and Bexar, El Paso and Travis
                                    Counties, Texas.
                  10(j)(12)         Environmental Indemnity Agreement, dated
                                    September 2, 1999, between Koger Equity,
                                    Inc. and Northwestern and others.
                  10(j)(13)         Certificate of Borrower contained in letter,
                                    dated September 2, 1999, from Koger Equity,
                                    Inc. to Northwestern.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           KOGER EQUITY, INC.




     Dated:  November 10, 1999             By:          JAMES L. STEPHENS
                                              ---------------------------------
                                                        James L. Stephens
                                           Title:       Vice President and
                                                      Chief Accounting Officer




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                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

                  EXHIBIT
                  NUMBER            DESCRIPTION OF EXHIBIT
                  ------            ----------------------
                  10(j)(6)          Koger Equity, Inc. Tranche C Promissory
                                    Note, dated September 2, 1999, in the
                                    principal amount of $14,700,000 payable to
                                    Northwestern.
                  10(j)(7)          Koger Equity, Inc. Tranche D Promissory
                                    Note, dated September 2, 1999, in the
                                    principal amount of $30,300,000 payable to
                                    Northwestern.
                  10(j)(8)          Master Lien Instrument from Koger Equity,
                                    Inc. to Northwestern, dated September 2,
                                    1999, for Duval, Leon, Orange and Pinellas
                                    Counties, Florida, Greenville County, South
                                    Carolina, Shelby County, Tennessee, and
                                    Bexar, El Paso and Travis Counties, Texas.
                  10(j)(9)          Leasehold Deed of Trust and Security
                                    Agreement, dated September 2, 1999, between
                                    Koger Equity, Inc., and John S. Shoaf, Jr.
                                    ("Trustee"), and Northwestern for Shelby
                                    County, Tennessee.
                  10(j)(10)         IDB Deed of Trust and Security Agreement,
                                    dated September 2, 1999, between the
                                    Industrial Development Board of the City of
                                    Memphis and County of Shelby, Koger Equity,
                                    Inc., and Trustee and Northwestern for
                                    Shelby County, Tennessee.
                  10(j)(11)         Absolute Assignment of Leases and Rents from
                                    Koger Equity, Inc. to Northwestern, dated
                                    September 2, 1999, for Duval, Leon, Orange
                                    and Pinellas Counties, Florida, Greenville
                                    County, South Carolina, Shelby County,
                                    Tennessee, and Bexar, El Paso and Travis
                                    Counties, Texas.
                  10(j)(12)         Environmental Indemnity Agreement, dated
                                    September 2, 1999, between Koger Equity,
                                    Inc. and Northwestern and others.
                  10(j)(13)         Certificate of Borrower contained in letter,
                                    dated September 2, 1999, from Koger Equity,
                                    Inc. to Northwestern.















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